UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 2, 2017

Electrum Special Acquisition Corporation
(Exact Name of Registrant as Specified in Charter)

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British Virgin Islands	001-37421	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

700 Madison Avenue, 5th Floor
New York, NY	10065
(Address of principal executive offices)	(Zip code)

(646) 365-1600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 2, 2017, Electrum Special Acquisition Corporation (the “Company”) convened and then adjourned, without conducting any business, its special meeting of shareholders (the “special meeting”) until Thursday, October 5, 2017, at 10:30 a.m., Eastern time, at which time the Company’s shareholders will vote on the proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on September 7, 2017 (the “Proxy Statement”). At the special meeting, shareholders of the Company will be asked to vote on a proposal to amend (the “Extension Amendment”) the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company has to consummate a business combination for an additional 120 days, from October 8, 2017 to February 5, 2018 (the “Extended Date”), and a proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement, dated June 10, 2015, as amended on June 6, 2017, by and between the Company and Continental Stock Transfer & Trust Company to extend the date on which to commence liquidating the trust account established in connection with the Company’s initial public offering in the event the Company has not consummated a business combination by the Extended Date.

The special meeting will be held at the offices of Greenberg Traurig, LLP, located at the MetLife Building, 200 Park Avenue, New York, New York 10166.

In connection with the adjournment of the special meeting, the Company is extending the deadline for holders of the Company’s ordinary shares sold in its initial public offering (the “public shares”) to exercise their right to redeem their public shares for their pro rata portion of the funds available in the Company’s trust account in connection with the Extension Amendment and the Trust Amendment to 5:00 p.m., Eastern time, on October 3, 2017.

Only holders of record of the Company’s shares at the close of business on August 29, 2017 will be entitled to vote and have their votes counted at the special meeting and any adjournments or postponements of the special meeting.

Forward-Looking Statements

Certain statements made herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, the Company’s actual results may differ materially from its expectations or projections.

Additional factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Proxy Statement, annual report on Form 10-K for the fiscal year ended November 30, 2016 and quarterly report on Form 10-Q for the quarterly period ended May 31, 2017, which are available, free of charge, at the SEC’s website at www.sec.gov.

Additional Information about the Amendments and Where to Find It

In connection with the proposed Extension Amendment and Trust Amendment, the Company filed the Proxy Statement with the SEC on September 7, 2017 and thereafter commenced mailing the Proxy Statement to its shareholders as of the August 29, 2017 record date for the special meeting. Investors and security holders of the Company are advised to read the Proxy Statement because it contains important information about the proposed Extension Amendment and Trust Amendment. Shareholders may also obtain a copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Electrum Special Acquisition Corporation, c/o The Electrum Group LLC, 700 Madison Avenue, 5th Floor, New York, New York 10065, Attn: Eric N. Vincent, Chief Executive Officer and Secretary.

If you have any questions or need assistance voting your shares, please call the Company’s proxy solicitor, Morrow Sodali LLC at:  Morrow Sodali LLC, 470 West Avenue, Stamford, CT 06902, phone: (800) 662-5200 (banks and brokers call collect at: (203) 658-9400), email: ELEC.info@morrowco.com.

Participants in Solicitation

The Company and certain of its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders. Information concerning the interests of the directors and executive officers of the Company is set forth in the Proxy Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRUM SPECIAL ACQUISITION CORPORATION

By:	/s/ Eric N. Vincent
Name: Eric N. Vincent Title: Chief Executive Officer

Date: October 2, 2017